EXHIBIT 32.1

TWO HANDS CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TWO HANDS CORPORATION (the Registrant) on Form 10-K for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Nadav Elituv, Principal Executive Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Nadav Elituv and will be retained by TWO HANDS CORPORATION and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  March 31, 2022

By:  /s/ Nadav Elituv

Name: Nadav Elituv

Title: President, Chief Executive Officer and Director

(Principal Executive Officer)

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EXHIBIT 32.2

TWO HANDS CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TWO HANDS CORPORATION (the Registrant) on Form 10-K for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven Gryfe, Principal Financial and Accounting Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Steven Gryfe and will be retained by TWO HANDS CORPORATION and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  March 31, 2022

By:  /s/ Steven Gryfe

Name: Steven Gryfe

Title: Chief Financial Officer

(Principal Financial and Accounting Officer)

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